BURNHAM INVESTORS TRUST

Supplement Dated April 11, 2007
To Prospectus Dated May 1, 2006

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

BURNHAM FINANCIAL INDUSTRIES FUND (the “Fund”)

On April 10, 2007, the Board of Trustees of Burnham Investors Trust approved a change to the Fund’s non-fundamental investment policies.

Effective April 11, 2007, the last sentence on page 15 of the Prospectus concerning the Fund’s non-diversification investment policies is deleted and replaced with the following:

Notwithstanding its non-diversified status, with respect to 50% of its total assets, the Fund may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to 50% of its total assets, the Fund may not invest in securities of any single issuer limited in respect to an amount not greater in value than 5% of its total assets (other than the U.S. Government, its agencies and instrumentalities). This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS
FOR FUTURE REFERENCE.